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                                                                    EXHIBIT 10.8

                                  $200,000,000

                          REMINGTON ARMS COMPANY, INC.

                          10-1/2% Senior Notes due 2011

                               PURCHASE AGREEMENT

                                                                January 17, 2003

Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.
c/o  Credit Suisse First Boston LLC
     Eleven Madison Avenue
     New York, N.Y. 10010-3629

Ladies and Gentlemen:

             1. Introductory. Remington Arms Company, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") U.S.$200,000,000 principal amount of its 10-1/2% Senior Notes due 2011 (the "Notes"), to be issued under an indenture, to be dated as of the Closing Date (as defined below) (the "Indenture"), among the Company, the Guarantors (as defined below) party hereto and U.S. Bank National Association, as Trustee on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "Securities Act").

          The holders of the Offered Securities (as defined below) will be entitled to the benefits of a Registration Rights Agreement to be dated the Closing Date among the Company, the Guarantors and the Purchasers (the "Registration Rights Agreement"), pursuant to which the Issuers (as defined below) will agree to use their reasonable best efforts to file a registration statement with the Securities Exchange Commission (the "Commission") registering the resale of the Offered Securities under the Securities Act.

          The Notes will be guaranteed by all existing domestic Subsidiaries and by all Subsidiaries that in the future guarantee certain other indebtedness of the Company, if any (as defined in the Indenture), each of which will become a guarantor in accordance with the terms of the Indenture (collectively, the "Guarantors") and will unconditionally guarantee the Notes (the "Guarantees") subject in each case to release in accordance with the terms of the Indenture. The Notes and Guarantees are referred to collectively as the "Offered Securities." The Company and the Guarantors to be party to the Indenture on the Closing Date are referred to collectively as the "Issuers."

          The Company and the Guarantors hereby agree with the several Purchasers as follows:

             2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Purchasers that:

                 (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Issuers. Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular, as supplemented as of the date of this Agreement (the "Offering Circular"). On the date of this Agreement and on the Closing Date, the Offering Circular does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not

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          misleading. The preceding sentence does not apply to statements in or omissions from the Offering Circular based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston LLC ("CSFBC") specifically for use therein, it being understood and agreed that the only such information with respect to the Company is that described as such in Section 7(b) hereof. The Offering Circular, as of its date and as of the Closing Date, contains, or will contain, all of the information that, if requested by a prospective purchaser of the Notes, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

                 (b) The Offered Securities have been duly authorized by each of the Issuers. When the Notes are delivered and paid for pursuant to this Agreement and the Indenture on the Closing Date, the Notes will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Circular and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided in the Indenture and enforceable in accordance with their terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought.

                 (c) Each of the Issuers has been duly incorporated or organized and is an existing corporation or other entity in good standing under the laws of the State of Delaware, with power and authority (corporate and other organizational) to own its properties and conduct its business as described in the Offering Circular; and each of the Issuers is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except in such jurisdictions in which the failure to so qualify would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, results of operations or condition (financial or other) of the Company and its subsidiaries taken as a whole ( a "Material Adverse Effect").

                 (d) Each subsidiary of the Company listed on Schedule C hereto has been duly incorporated or organized and is an existing corporation or other entity in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other organizational) to own its properties and conduct its business as described in the Offering Circular; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except in such jurisdictions in which the failure to so qualify would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except as (i) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) may exist or arise pursuant to or in connection with the existing credit agreement or (iii) disclosed in the Offering Circular.

                 (e) The Indenture has been duly authorized by each Issuer; and when the Notes are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered and will conform to the description thereof contained in the Offering Circular and the Indenture will constitute the valid and legally binding obligation of the

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          Issuers, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (f) Except as disclosed in the Offering Circular, there are no contracts, agreements or understandings between any Issuer and any person that would give rise to a valid claim against any Issuer or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the Notes.

                 (g) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Offering Circular in connection with the issuance and sale of the Notes by the Company except for (i) the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement) effective, (ii) such consents, approvals, authorizations, orders or filings as may be required to be obtained or made under the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and applicable state securities laws as provided in the Registration Rights Agreement, (iii) such consents, approvals, authorizations, orders or filings as have been made or obtained, or (iv) as disclosed in the Offering Circular.

                 (h) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Notes and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over any Issuer or any subsidiary of any Issuer or any of their properties, or any agreement or instrument to which any Issuer or any such subsidiary is a party or by which any Issuer or any such subsidiary is bound or to which any of the properties of the Issuers or any such subsidiary is subject, or the charter, by-laws or other organizational documents of any Issuer or any such subsidiary, except for such breaches, violations and defaults (other than with respect to the charter of any Issuer or its subsidiaries) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each Issuer has full power and authority (corporate and other organizational) to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                 (i) This Agreement has been duly authorized, executed and delivered by each Issuer.

                 (j) Except as disclosed in the Offering Circular, the Issuers and their respective subsidiaries have good and marketable title to all real properties and good and valid title to all other properties and assets owned by them, in each case free from liens, encumbrances and defects, except for such failures to have such title and for such liens, encumbrances and defects as (i) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) may exist or arise pursuant to or in connection with the existing credit agreement or (iii) disclosed in the Offering Circular; and except as disclosed in the Offering Circular, the Issuers and their respective subsidiaries hold any leased real or personal property under valid and enforceable leases, except for such failures to be so valid or enforceable as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                 (k) The Issuers and their respective subsidiaries possess adequate certificates, authorities

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          or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

                 (l) No labor dispute with the employees of the Issuers or any subsidiary exists or, to the knowledge of the Issuers, is threatened that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                 (m) Except as disclosed in the Offering Circular, the Issuers and their respective subsidiaries own, possess or can acquire on reasonable terms adequate rights to use all material trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                 (n) Except as disclosed in the Offering Circular, no Issuer or any of its subsidiaries is in violation of any applicable statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any applicable environmental laws, is liable for any off-site disposal or contamination pursuant to any applicable environmental laws, or is subject to any claim relating to any applicable environmental laws, which violation, contamination, liability or claim would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company's knowledge, no such claim is threatened.

                 (o) Except as disclosed in the Offering Circular, there are no pending actions, suits or proceedings against or affecting any of the Issuers, any of their respective subsidiaries or any of their respective properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or would materially and adversely affect the ability of the Issuers to perform their respective obligations under the Indenture, this Agreement or the Registration Rights Agreement; and to the Issuers' knowledge, no such actions, suits or proceedings are threatened.

                 (p) The historical consolidated financial statements (including the related notes) included in the Offering Circular present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby; and the assumptions used in preparing the pro forma financial data included in the Offering Circular provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial

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          statement amounts.

                 (q) Except as disclosed in the Offering Circular, since the date of the latest audited financial statements included in the Offering Circular there has been no development or event that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and, except as disclosed in the Offering Circular, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (r) The Company is exempt from reporting pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934 (the "Exchange Act").

                 (s) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and the Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Circular, will not be an "investment company" as defined in the Investment Company Act.

                 (t) No securities of the Company of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                 (u) Assuming the accuracy of the representations, warranties and agreements of the Initial Purchasers contained in Section 4 hereof, the offer and sale of the Notes by the Company and the offer of the Guarantees by the Guarantors to the several Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act.

                 (v) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (other than the Purchasers, as to whom the Company makes no representation) (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Issuers, their affiliates and any person acting on their behalf (other than the Purchasers, as to whom the Company makes no representation) have complied and will comply with the offering restrictions requirement of Regulation S. The Issuers have not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement prior to its termination.

                 (w) The statistical and market-related data included in the Offering Circular are based on or derived from sources that the Company reasonably believes to be reliable and accurate; and the Guarantors do not believe such sources to be unreliable or inaccurate.

                 (x) There is no "substantial U.S. market interest" as defined in Rule 902(j) of Regulation

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          S in the Company's debt securities.

                 (y) The Company (i) makes and keeps materially accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                 (z) The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                 (aa) On the Closing Date, the Guarantee of the Notes by each Guarantor will have been duly authorized by such Guarantor and will conform to the description thereof contained in the Offering Circular in all material respects. When the Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor will constitute a valid and legally binding obligation of such Guarantor, enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought.

                 (bb) On the Closing Date, the Registration Rights Agreement will have been duly authorized, executed and delivered by the Issuers. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Issuers, enforceable against each Issuer in accordance with its terms, (x) except as to rights of indemnity or contribution, or both, that may be limited by state and federal laws or public policy underlying such laws and (y) subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Circular in all material respects.

                 (cc) No Issuer or any of its subsidiaries is in violation of its respective charter, by-laws or other organizational documents or in default in any material respect in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument, to which any Issuer or any of its subsidiaries is a party or by which any Issuer or any of its subsidiaries or their respective property is bound, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                 (dd) Neither the Company nor any of its subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that would cause this Agreement or the issuance or sale of the Notes to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

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                 (ee) No "nationally recognized statistical rating organization"
          as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed any Issuer that it is considering imposing) any condition (financial or otherwise) on an Issuer retaining any rating assigned to any debt securities of such Issuer or (ii) has indicated to any Issuer that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating on the debt securities of such Issuer.

                 (ff) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Issuers or any of their respective representatives (other than the Purchasers, as to whom the Issuers make no representation) in connection with the offer and sale of the Offered Securities contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Offered Securities have been issued and sold by any of the Issuers within the six-month period immediately prior to the date hereof.

                 (gg) Each of the Issuers has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Issuers are contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                 (hh) On the Closing Date, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Circular, (i) the fair value and present fair saleable value of the assets of the Company and its subsidiaries on a going concern basis will exceed the sum of its stated liabilities and identified contingent liabilities; and (ii) each of the Company and its subsidiaries is not, nor will it be (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represent the amount that can reasonably be expected to become an actual or matured liability.

             3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company the Notes, in the respective amounts of the Notes set forth opposite the names of the several Purchasers in Schedule A hereto, at a purchase price of 97.0% of the principal amount thereof.

          The Company will deliver against payment of the purchase price the Notes in the form of one or more permanent global Securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Circular. Payment for the Notes shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank reasonably acceptable to

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CSFBC drawn to such order as the Company shall direct. Delivery of the Global
Securities will be made at the office of Cahill Gordon & Reindel at 9:00 A.M. (New York time), on January 24, 2003, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Notes.

             4.  Representations by Purchasers; Resale by Purchasers.

                 (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                 (b) Each Purchaser severally acknowledges that the Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Notes, and will offer and sell the Notes, (i) as part of its distribution at any time and (ii) otherwise until the later of the commencement of the offering and the Closing Date, only in accordance with Rule 144A under the Securities Act ("Rule 144A") or Rule 903 under the Securities Act. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, has engaged or will engage in any directed selling efforts with respect to the Notes, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Notes, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Notes from it during the restricted period a confirmation or notice to substantially the following effect:

                 "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          Terms used in this subsection (b) have the meanings given to them by Regulation S.

                 (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or with the prior written consent of the Company.

                 (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

             5. Certain Agreements of the Issuers. The Company and as applicable, each of the Issuers, agrees with the several Purchasers that:

                 (a) The Company, on behalf of all of the Issuers, will advise CSFBC promptly of any proposal to amend or supplement the Offering Circular and will not effect such amendment or supplementation without CSFBC's consent (which consent shall not be unreasonably withheld). If, at any time prior to the completion of the resale of the Notes by the Purchasers, any event occurs as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Circular to comply with any applicable law, the Company, on behalf of all of the Issuers, promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                 (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Circular and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC reasonably requests. At any time when the Offered Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly (or, in the case of any information relating to the Guarantors, upon request) furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

                 (c) The Company will arrange for the qualification of the Notes for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC reasonably designates and will continue such qualifications in effect so long as reasonably required for the initial resale of the Notes by the Purchasers, provided that none of the Issuers will be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction or to subject any Issuer to taxation in respect of doing business in any state or jurisdiction in which such Issuer is not otherwise so subject.

                 (d) During the period of two years hereafter, unless such documents are available electronically via the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or any successor system maintained by the Commission, the Issuers will furnish to CSFBC and, upon request, to each of the other Purchasers, (i) as soon as available, a copy of each report or other document furnished by the Issuers to the Commission pursuant to Rule 12g3-2(b) under the Exchange Act.

                 (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Notes a copy of the restrictions on transfer applicable to the Notes.

                 (f) During the period of two years after the Closing Date, the Company will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them, except for Notes purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

                 (g) During the period of two years after the Closing Date, none of the Issuers will be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                 (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Notes and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement, the Notes, the Indenture, the Offering Circular and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Notes and, as applicable, the Exchange Securities; (iii) the cost of qualifying the Notes for trading in The Portal Market ("PORTAL") of The Nasdaq Stock Market, Inc. and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Notes or the Exchange Securities for sale under the laws of such jurisdictions as CSFBC reasonably designates and the printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities and (vii) expenses incurred in distributing preliminary offering circulars and the Offering Circular (including any amendments and supplements thereto) to the Purchasers. The Company will reimburse the Purchasers for all travel expenses of the Purchasers' and the Issuers' officers and employees and any other expenses of the Purchasers and the Issuers in connection with attending or hosting meetings with prospective purchasers of the Notes from the Purchasers.

                 (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Notes, neither the Company nor any of their respective affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Notes or attempt to induce any person to purchase any Notes; and neither they nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Notes.

                 (j) For a period of 180 days after the date of the initial offering of the Offered Securities by the Purchasers, the Issuers will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act with respect to, any United States dollar-denominated debt securities issued or guaranteed by any Issuer and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or filing, except (i) issuances of Exchange Securities pursuant to the Registration Rights Agreement or (ii) promissory notes or other debt securities issued or guaranteed in immaterial amounts in the ordinary course of business. The Issuers will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Notes.

                 (k) The Issuers will apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Offering Circular.

             6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Issuers herein, to the accuracy of the statements of officers of the Issuers made pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions precedent:

                 (a) The Purchasers shall have received a letter, dated the date of this Agreement, of PricewaterhouseCoopers LLP, substantially in the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Purchasers concerning the financial information with respect to the Company set forth in the Offering Circular.

                 (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event that would reasonably be expected to result in a change, in the condition (financial or other), business, properties or results of operations of the Issuers and their respective subsidiaries taken as a whole which, in the reasonable judgment of a majority in interest of the Purchasers, including CSFBC is material and adverse and makes it impractical to proceed with completion of the offering or the sale of and payment for the Notes; (ii) any downgrading in the rating of any debt securities of the Issuers by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuers (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any material adverse change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of a majority in interest of the Purchasers including CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuers on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities;
          (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any material attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical to proceed with completion of the offering or sale of and payment for the Offered Securities.

                 (c) The Purchasers shall have received an opinion, dated the Closing Date, of Debevoise & Plimpton, counsel for the Issuers, substantially in the form of Exhibit A hereto, or otherwise in form and substance reasonably satisfactory to the Purchasers:

                 (d) The Purchasers shall have received from Cahill Gordon & Reindel, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Issuers, the validity of the Notes, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Issuers to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may reasonably require, and the Issuers shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (e) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of each Issuer in which such officers shall state that, to their knowledge after due inquiry, the representations and warranties of the Issuers in this Agreement are true and correct, that the Issuers have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, and that, to their knowledge after due inquiry, subsequent to the dates of the most recent financial statements in the Offering Circular there has been no Material Adverse Effect, nor any development or event that would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated by the Offering Circular.

                 (f) The Purchasers shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than two days prior to the Closing Date for the purposes of this subsection.

                 (g) The Company shall have furnished to the Purchasers such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters (including with respect to subsection (i) below) as the Purchasers may reasonably have requested.

                 (h) The Notes shall have been designated for trading on PORTAL.

                 (i) Each of the Issuers and the Trustee shall have executed and delivered the Indenture in form and substance reasonably satisfactory to the Purchasers and the Indenture shall be in full force and effect.

                 (j) Each of the Issuers shall have executed and delivered the Registration Rights Agreement in form and substance reasonably satisfactory to the Purchasers and the Registration Rights Agreement shall be in full force and effect.

                 (k) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers shall state that, as of the Closing Date, to their knowledge after due inquiry, the representations and warranties set forth in
          Section 2(hh) of this Agreement are true and correct.

          The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of the Closing Date or otherwise.

             7.  Indemnification and Contribution.

                 (a) The Issuers will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Issuers' failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuers by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below, and provided, further, that the foregoing indemnity with respect to the preliminary offering circular shall not inure to the benefit of any Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased Notes, to the extent that any such losses, claims, damages or liabilities of such Purchaser result solely from the fact that such Purchaser sold Notes to a person in an initial resale to whom there was not sent or given at or prior to the written confirmation of the sale of such Notes, a copy of the final offering circular (as amended and supplemented), if the Company had previously furnished copies thereof to such Purchaser sufficient to allow for a timely distribution prior to confirmation of the sale of such Notes to such person by such Purchaser and the losses, claims, damages or liabilities of such Purchaser result from an untrue statement or omission of a material fact contained in the preliminary offering circular, which was corrected in the final offering circular.

                 (b) Each Purchaser will severally and not jointly indemnify and hold harmless each Issuer, its directors and officers and each person, if any, who controls such Issuer within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which such Issuer may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Circular furnished on behalf of each Purchaser in the eighth and ninth paragraphs and the fourth sentence of the tenth paragraph under the caption "Plan of Distribution"; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure, after notice of such failure is provided to the Company, to perform its obligations under Section 5(a) of this Agreement.

                 (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes
          (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and
          (ii) does not include a statement as to or an admission of fault or failure to act by or on behalf of any indemnified party.

                 (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Purchasers from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

                 (e) The obligations of the Issuers under this Section shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

             8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Notes hereunder and the aggregate principal amount of Notes that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Notes, CSFBC may make arrangements satisfactory to the Company for the purchase of such Notes by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of Notes and arrangements satisfactory to CSFBC and the Company for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Issuers, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

             9. Survival of Certain Representations and Obligations; Payment of Expenses. The respective indemnities, agreements, representations, warranties and other statements of the Issuers or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Issuers or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Notes by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Issuers and the Purchasers pursuant to
Section 7 shall remain in effect. If the purchase of the Notes by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(b), the Issuers will reimburse the Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

             10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 870 Remington Drive, P.O. Box 700, Madison, North Carolina 27025-0700, Attention:

Chief Financial Officer; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

             11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuers as if such holders were parties thereto.

             12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

             13. Applicable Law; Submission to Jurisdiction.

          This Agreement and the rights and duties of the parties hereto hereunder shall be governed by and construed and interpreted in accordance with laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.

          Each Issuer hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Issuers and the several Purchasers in accordance with its terms.

                                            Very truly yours,

                                            REMINGTON ARMS COMPANY, INC.

                                            By    /s/ Thomas L. Millner
                                               --------------------------------
                                               Name:  Thomas L. Millner
                                               Title: President and Chief
                                                       Executive Officer


                                            RBC HOLDING, INC.


                                            By    /s/ Mark A. Little
                                               --------------------------------
                                               Name:  Mark A. Little
                                               Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer


                                            RA BRANDS, L.L.C.


                                            By    /s/ Thomas L. Millner
                                               --------------------------------
                                               Name:  Thomas L. Millner
                                               Title: President and Chief
                                                        Executive Officer


                                            RA FACTORS, INC.


                                            By    /s/ Mark A. Little
                                               --------------------------------
                                               Name:  Mark A. Little
                                               Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer

The foregoing Purchase Agreement
  is hereby confirmed and accepted
  as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC
GOLDMAN, SACHS & CO.
WACHOVIA SECURITIES, INC.

  Acting on behalf of themselves
  and as the Representatives of
  the several Purchasers

CREDIT SUISSE FIRST BOSTON LLC


By:    /s/ Edward P. Garden
    ------------------------------
    Name:  Edward P. Garden
    Title: Managing Director


GOLDMAN, SACHS & CO.


By:  /s/ Goldman, Sachs & Co.
    ------------------------------
        (GOLDMAN, SACHS & CO.)


WACHOVIA SECURITIES, INC.


By:    /s/ Trip Morris
    ------------------------------
    Name:  Trip Morris
    Title: Vice President

                                   SCHEDULE A

                                                       PRINCIPAL AMOUNT OF
                  MANAGERS                             OFFERED SECURITIES
                  --------                             -------------------
Credit Suisse First Boston LLC.....................    $       140,000,000
Goldman, Sachs & Co................................             40,000,000
Wachovia Securities, Inc...........................             20,000,000
                                                       -------------------
                          Total....................    $       200,000,000
                                                       ===================

                                   SCHEDULE B

Guarantors

RBC Holding, Inc.

RA Brands, L.L.C.

RA Factors, Inc.

                                   SCHEDULE C

Subsidiaries

RBC Holding, Inc.

RA Brands, L.L.C.

RA Factors, Inc.